EXHIBIT 10.13


              AMENDMENT TO LETTER OF INTENT DATED OCTOBER 19, 2001
              ----------------------------------------------------

     Whistler, Inc, a Delaware Corporation, assignee of 618039BC, Ltd., and Anuvu, Inc., a California Corporation, desire to modify the terms of the Letter of Intent between 618039BC, Ltd., and Anuvu, Inc., dated October 19, 2001.

     The parties acknowledge that Anuvu, Inc. received its initial payment, due for October, 2001, of $200,000 (U.S.) and a partial payment toward the November 2001, payment, of $49,000 (U.S.) on November 23, 2001.

     The parties now wish to amend the terms of the Letter of Intent as follows:

     1. Whistler, Inc. shall make a partial payment of $101,000 (U.S.) on December 6, 2001, which shall be wired and receipt of such wire shall be verified by the recipient bank.

     2. Upon receipt of the partial payment of $101,000 (U.S.), Anuvu will:

     a.)forward copies of the draft patent applications, in their current form, for the fuel cell technology to Whistler by facsimile or overnight delivery.

     b.) deliver as soon as possible the technical manual for construction of the Carbon-X fuel cell

     c.) deliver 3 - 1KW fuel cells for independent testing and demonstrations.

     3. Whistler shall make the final November 2001, payment of $51,000 (U.S.) on or before December 13, 2001.

     4. Whistler shall continue to make the monthly payments specified in the October 19, 2001, Letter of Intent, as originally set forth therein.

     5. The parties acknowledge that the demonstration project may be delayed by the funding delays.

     6. The parties acknowledge and agree that time is of the essence and the failure of either party to comply with the terms of the Letter of Intent, as modified herein, shall be cause for termination upon reasonable notice, and its terms and conditions to be of no force and effect.

Dated:  December ___, 2001                    WHISTLER, INC.

                                              By: _________________________

Dated:  December ___, 2001                    ANUVU, INC.

                                              By: _________________________